                                                                    EXHIBIT 10.2

               AMENDMENT, CONSENT AND WAIVER AGREEMENT NO. 16 FOR
                               LEASE AGREEMENT AND
                       CERTAIN OTHER OPERATIVE AGREEMENTS

         THIS AMENDMENT, CONSENT AND WAIVER AGREEMENT NO. 16 (this "Agreement") is made and entered into as of the 14th of May, 2003, by and among TIMCO AVIATION SERVICES, INC., a Delaware corporation (f/k/a Aviation Sales Company) ("Aviation Sales"), as Construction Agent (the "Construction Agent"); TIMCO AVIATION SERVICES, INC. (f/k/a Aviation Sales Company), as Lessee (the "Lessee"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, f/k/a First Security Bank, National Association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANC OF AMERICA STRATEGIC SOLUTIONS, INC. ("BASSI"), as a Holder and as a Lender; BANK OF AMERICA, N.A. ("Bank of America"), successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the Holders party to the Trust Agreement (defined below) (the "Holders"); each of the Lenders party to the Credit Agreement (defined below) (the "Lenders"); and each of the Guarantors party to the Guaranty Agreement (defined below).

                              W I T N E S S E T H:

         WHEREAS, the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lenders and the Holders have entered into the Participation Agreement dated as of December 17, 1998 (as amended, the "Participation Agreement"); and

         WHEREAS, the Owner Trustee, the Lenders and the Agent have entered into the Credit Agreement dated as of December 17, 1998 (as amended, the "Credit Agreement"); and

         WHEREAS, the Holders and the Owner Trustee have entered into the Amended and Restated Trust Agreement dated as of December 17, 1998 (as amended, the "Trust Agreement"); and

         WHEREAS, the Owner Trustee and the Lessee have entered into the Lease Agreement dated as of December 17, 1998 (as amended, the "Lease" or "Lease Agreement"); and

         WHEREAS, Aviation Sales, Subsidiaries of Aviation Sales, and the Agent have entered into the respective Guaranty Agreements (Series A Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000, May 31, 2000 or October 11, 2002, as the case may be, (collectively, the "Series A Guaranty Agreement"); and the Subsidiaries of Aviation Sales and the Owner Trustee have entered into the respective Guaranty Agreements (Lessee Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000, May 31, 2000 or October 11, 2002, as the case may be, (collectively, the "Lessee Guaranty Agreement", and collectively with the Series A Guaranty Agreement and any other Guaranty Agreement (as defined in the Participation Agreement), the "Guaranty Agreement" or "Guaranty"); and

         WHEREAS, certain Events of Default have occurred and are continuing, and the Lessee has requested that the Owner Trustee, the Holders, the Agent and the Lenders waive those Events of Default as described herein;

         WHEREAS, the Lessee has requested that the Agent, the Owner Trustee, the Holders and the Lenders consent to certain items as more specifically described herein;

         WHEREAS, the parties hereto desire to amend the Participation Agreement, the Lease Agreement and the Credit Agreement in the manner herein set forth; and

         NOW, THEREFORE, the Construction Agent, the Lessee, the Owner Trustee, the Holders, the Agent and the Lenders do hereby agree as follows:

         1. Definitions. The terms "Participation Agreement", "Lease" and "Lease Agreement" as used herein and in the Operative Agreements (as defined in the Participation Agreement) shall mean such agreements as hereby amended and modified, and as further amended, modified, supplemented or restated from time to time in accordance with the terms thereof. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefore in the Participation Agreement.

         2. Amendments to the Participation Agreement, the Lease Agreement and the Credit Agreement. The Participation Agreement, the Lease Agreement and the Credit Agreement are hereby amended as follows effective as of the date hereof (except as otherwise expressly set forth below):

                  (a) The following definition of "Amendment No. 16 is added to Appendix A to the Participation Agreement:

                                    " 'Amendment No. 16' shall mean that certain
                           Amendment, Consent and Waiver Agreement No. 16 for Lease Agreement and Certain Other Operative Agreements dated as of May 14, 2003, among the Construction Agent, the Lessee, the Owner Trustee, Bank of America Strategic Solutions as a Holder and a Lender, the Agent and the Guarantors parties thereto."

                  (b) The following definition of "Citicorp Amendment No. 4" is added to Appendix A to the Participation Agreement:

                                    " 'Citicorp Amendment No. 4' shall mean that
                           certain Amendment No. 4, Consent and Limited Waiver dated as of May 14, 2003 to the New Aviation Sales Credit Agreement."

                  (c) The following definition of "Covington, Kentucky Sale" is added to Appendix A to the Participation Agreement:

                                    " 'Covington, Kentucky Sale' shall mean the
                           sale by AVS/M-2, Inc. to LJH, Ltd. of the real property in Covington, Kentucky described in Exhibit A to Amendment No. 16, for a cash purchase price sufficient to result in Net Cash Proceeds of Sale of not less than $450,000 and otherwise on terms and conditions satisfactory to the Agent, the Owner Trustee, the Holders and the Lenders."

                  (d) The following definition of "Goodyear Facility" is added to Appendix A to the Participation Agreement:

                                    " 'Goodyear Facility' shall mean Triad
                           International Maintenance Corporation's facility located on the real property known as Hangers 18 and 52 and additional land located at the Phoenix Goodyear Airport in Goodyear, Arizona which real property is subleased from LJH, Ltd."

                  (e) The following definition of "LJH Note Documents" is added to Appendix A to the Participation Agreement:

                                    " 'LJH Note Documents' shall mean the LJH
                           Note, the guaranty agreement executed by the Citicorp Borrowers and guarantors party to the Citicorp Loan Documents (other than the Lessee) with respect thereto, the Shareholder Security Agreement and any other agreements, documents and instruments executed in connection with any of the foregoing."

                  (f) The following definition of "PIK Subordinated Debt" is added to Appendix A to the Participation Agreement:

                                    " 'PIK Subordinated Debt' means Indebtedness
                  evidenced by (i) those certain 8% Junior Subordinated Convertible PIK Notes due 2007 issued by the Lessee in connection with its settlement of securities class action litigation filed against the Lessee and certain of its former directors and officers in the United States District Court of the Southern District of Florida (Case No. 99-2560-CIV-MERENO) and pursuant to terms no less favorable to the Lessee, the Agent, the Owner Trustee, the Holders and the Lenders than that portion of the PIK Subordinated Debt outstanding under the 8% Senior Subordinated Convertible PIK Notes due 2006 issued by the Lessee under that certain Indenture dated as of February 28, 2002, (ii) the 8% Senior Subordinated Convertible PIK Notes due 2006 issued by the Lessee under that certain Indenture dated as of February 28, 2002, and (iii) the LJH Note."

                  (g) The definition of "LJH Intercreditor Agreement" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

                                    " 'LJH Intercreditor Agreement' shall mean
                           that certain Amended and Restated Intercreditor Agreement dated as of May 14, 2003, by and between the Agent, the Owner Trustee and LJH, Ltd., and acknowledged by the Lessee and the Subsidiary Guarantors."

                  (h) The definition of "LJH Note" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

                                    " 'LJH Note' shall mean that certain Term
                           Promissory Note in the original principal amount of $7,350,000 dated as of May 14, 2003 executed by the Lessee in favor of LJH, Ltd., together with all increases thereon or additional notes issued in respect of (i) an increase in the purchase price for certain Inventory acquired by LJH, Ltd. from Aviation Management Systems, Inc. and sold by LJH, Ltd. to Triad International Maintenance Corporation in accordance with the terms and subject to the conditions contained in Citicorp Amendment No. 4 or
                           (ii) accrued interest on such Term Promissory Note and on such additional notes (all of which shall be payable in kind but not in cash), in each case the obligations of which are subordinated in right of payment to the obligations under the Operative Agreements pursuant to the terms of the LJH Note and the LJH Intercreditor Agreement, together with the side letter dated as of May 14, 2003 between Aviation Sales, Triad International Maintenance Corporation and LJH. Ltd. with respect to the increases in the principal amount described in clause (ii) above, which letter is attached as Exhibit F to Amendment No. 16."

                  (i) The definition of "Shareholder Security Agreement" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

                                    " 'Shareholder Security Agreement' shall
                           mean that certain Amended and Restated Security Agreement dated as of May 14, 2003 to which Don A. Sanders and LJH, Ltd. (as secured parties) and the Citicorp Borrowers and guarantors party to the Citicorp Loan Documents (as grantors) are parties."

                  (j) The definition of "Shareholder Subrogation Claims" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

                                    " 'Shareholder Subrogation Claims' shall
                           means those claims against the Citicorp Borrowers and Guarantors, if any, of Don A. Sanders and LJH, Ltd. arising in the event such Persons are subrogated to the rights of Bank of America, N.A. with respect to Indebtedness evidenced by the BofA Note by virtue of the performance of their obligations under the Shareholder Guarantees."

                  (k) The definition of "Tangible Net Worth" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

                                    " 'Tangible Net Worth' shall mean the amount
                           calculated as (i) the consolidated net worth of the Lessee and its Subsidiaries minus (ii) the consolidated Intangibles of the Lessee and its Subsidiaries including, without limitation, goodwill, trademarks, tradenames, copyrights, patents, patent applications, licenses and rights in any thereof and other items treated as intangibles in accordance with GAAP. For purposes of determination of Tangible Net Worth, the PIK Subordinated Debt shall be deemed to be equity so long as no interest with respect thereto has been paid in cash."

                  (l) The definition of "Keepwell Agreement" in Appendix A to the Participation Agreement is deleted in its entirety.

                  (m) Schedule 1.01.6 (Permitted Equity Securities Options) to the Participation Agreement is hereby amended and replaced in its entirety by the schedule attached hereto as Exhibit B.

                  (n) Section 17.1 of the Lease Agreement is hereby amended:

                           (i)      to delete the "." at the end of subsection
                           (v) thereof and to substitute a ";" in lieu thereof, and to add a new subsection (w) to read in its entirety as follows:

                                    "(w) at any time, for any reason, any holder
                           of any Indebtedness evidenced by the LJH Note Documents shall initiate any action contrary to the terms of the LJH Intercreditor Agreement or raise any defense to any of the terms thereof."

                           (ii) to add the following sentence at the of such section:

                                    "Notwithstanding anything contained in this
                           Section 17.1 to the contrary, no Event of Default shall be deemed to have occurred due solely to the occurrence of any breach, default or event of default or any other condition under any Citicorp Loan Document, unless any of the same causes or results in an acceleration of any Indebtedness arising under the Citicorp Loan Documents (whether such acceleration occurs automatically or upon notice from any holder(s) of such Indebtedness or any representative of such holder(s))."

                  (o) Section 28.1.1(a)(B) of the Lease Agreement is amended to delete the following phrase immediately prior to the period at the end thereof:

                                    ", together with a calculation in reasonable
                           detail of the amount of the "Brice Cash Shortfall" (as defined in the Keepwell Agreement) for such month and a reconciliation of such amount with the financial statements delivered pursuant to this
                           Section 28.1.1(a) for such month and, in the case of such financial statements for October 2002, a statement of the transaction costs associated with the acquisition of Brice"

                  (p) Section 28.1.12 of the Lease Agreement is amended as follows:

                           (i) to delete in its entirety the following parenthetical phrase therein: "(including, without limitation, all additional or substitute notes delivered due to the making of payments under the Keepwell Agreement as described in the definition of LJH Note)"; and

                           (ii) to delete each reference therein to "LJH Note" in its entirety and to substitute in lieu thereof a reference to "LJH Note Documents".

                  (q) Section 28.1.14 of the Lease Agreement is amended to delete the reference therein to "LJH Note" in its entirety and to substitute in lieu thereof a reference to "LJH Note Documents".

                  (r) Section 28.3.1(f) of the Lease Agreement is amended and restated in its entirety to read as follows:

                                    "(f) Indebtedness (i) under the LJH Note
                           Documents (provided, that no payments in respects of the LJH Note Documents shall be made except as expressly permitted by the LJH Intercreditor Agreement), (ii) under the Junior Subordinated Notes,
                           (iii) in respect of non-cash interest under the PIK Subordinated Debt, and (iv) with respect to Shareholder Subrogation Claims, in each case whether directly or by Accommodation Obligation;"

                  (s) Section 28.3.2(e) of the Lease Agreement is amended to insert the following phrase at the beginning thereof: "(i) the Covington, Kentucky Sale, provided, that (A) such sale is in accordance with the terms of the Citicorp Loan Documents, and (B) no Event of Default shall have occurred and be continuing; and (ii)".

                  (t) Section 28.3.3 of the Lease Agreement is amended to delete in its entirety the reference to "on July 15, 2002" and substitute in lieu thereof "on or prior to May 14, 2003".

                  (u) Section 28.3.6(a) of the Lease Agreement is hereby amended to delete the reference therein to "LJH Note" in its entirety and to substitute in lieu thereof a reference to "LJH Note Documents".

                  (v) Section 28.4.2 of the Lease Agreement is hereby deleted in its entirety.

                  (w) Section 28.4.3 of the Lease Agreement is amended and restated effective as of March 31, 2003 in its entirety to read as follows:

                           "28.4.3 Consolidated Fixed Charge Ratio. Permit the
                  Consolidated Fixed Charge Ratio during any period set forth below to be less than the ratio set forth opposite such period:

                                                                         Minimum
                                                                    Consolidated Fixed
                    Applicable Period                                  Charge Ratio
                    -----------------                               ------------------
One Fiscal Quarter period ending March 31, 2003                        1.10 to 1.00

Two Fiscal Quarter period ending June 30, 2003                         1.10 to 1.00

Three Fiscal Quarter period ending September 30, 2003                  1.10 to 1.00

Each  Four-Quarter  Period  ending  on a date on or after
  December 31, 2003                                                    1.10 to 1.00"

                  (x) Section 28.4.4 of the Lease Agreement is amended and restated effective as of March 31, 2003 in its entirety to read as follows:

                           "28.4.4 Minimum Tangible Net Worth. Permit the
                  Tangible Net Worth of Aviation Sales and its Subsidiaries, at any time during any period set forth below, to be less than the amount set forth below opposite such period:

                                                             Minimum Tangible
           Applicable Period                                     Net Worth
           -----------------                                 ----------------
Fiscal Quarter ending March 31, 2003                          $   (8,113,000)

Fiscal Quarter ending June 30, 2003                           $   (5,277,000)

Fiscal Quarter ending September 30, 2003                      $   (9,395,000)

Fiscal Quarter ending December 31, 2003                       $  (13,423,000)

At all times after December 31, 2003                          $       13,000"

                  (y) Section 6(f)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "(iii)   [Intentionally deleted]."

         3. Consent. Effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof, the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to:

                  (a) the execution of the LJH Note Documents, in substantially the forms of Exhibit C attached hereto and the cancellation of the LJH Note (as previously defined in the Participation Agreement prior to being redefined herein);

                  (b) the amendment and restatement of the LJH Intercreditor Agreement;

                  (c) Triad International Maintenance Corporation's sublease of the Goodyear Facility from LJH, Ltd. pursuant to a sublease in substantially the form of Exhibit D attached hereto, provided that all amounts required to be paid by Triad International Maintenance Corporation under such sublease shall not exceed the sum of (i) amounts payable by LJH, Ltd. under its lease with the City of Phoenix, Arizona (a true and complete copy of which is attached hereto as Exhibit E), and (ii) reimbursements for improvements to the Goodyear Facility made by LJH, Ltd. in an aggregate amount not to exceed $100,000 (such reimbursements to be paid in 36 equal monthly installments).

                  The consents contained in this Section 3 are granted only for the specific instances described herein and are not intended to create a course of dealing or otherwise impair the future ability of the Lessor, the Agent, any Lender or any Holder to declare an Event of Default or otherwise enforce the terms of any Operative Agreement. The consents contained in this Section 3 are limited to those instances described in paragraphs (a) through (e) of this Section.

         4. Waiver. Effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof, the Agent, the Owner Trustee, the Holders and the Lenders hereby waive:

                  (a) the Events of Default arising under Section 28.4 of the Lease due to the failure of the Lessee to comply with the following financial covenants for the Fiscal Quarter ended December 31, 2002 (or the Four Quarter Period ended December 31, 2002, as applicable): the
         (i) minimum Consolidated EBITDA covenant, (ii) the maximum Capital Expenditures covenant, (iii) the minimum Consolidated Fixed Charge Ratio covenant, and (iv) the minimum Tangible Net Worth covenant,

                  (b) the Event of Default arising under Section 28.1.1 of the Lease due to the failure of the Lessee to timely deliver the financial statements dated as of December 31, 2002 required thereby and to deliver a report from KPMG Peat Marwick LLP on the consolidated financial statements dated as of December 31, 2002 of the Lessee not containing a "going concern" qualification; and

                  (c) the Events of Default arising under Section 17.1(q) of the Lease due to the failure of the Lessee to give notice to the Agent and the Owner Trustee of the Events of Default described in clauses (a) and (b) above; and

                  (d) the rights and remedies of the Agent, the Owner Trustee, the Lenders and the Holders arising due to the Events of Default described in clauses (a), (b) and (c) above.

         The waivers contained in this Section 4 are granted only for the specific instances described herein and are not intended to create a course of dealing or otherwise impair the future ability of the Lessor, the Agent, any Lender or any Holder to declare an Event of Default or otherwise enforce the terms of any Operative Agreement. The waivers contained in this Section 4 are limited to those Events of Default described in paragraphs
(a), (b) and (c) of this Section. No such waiver contained in this Section 4 is intended to be nor shall it be construed to be a general waiver of any other Event of Default or an alteration of any of the terms or conditions of any Operative Agreement.

         5. Representations, Warranties and Covenants. The Lessee and the Construction Agent hereby represent, warrant and covenant that:

                  (a) The representations and warranties made by the Lessee and the Construction Agent in Section 7 of the Participation Agreement (other than those representations and warranties made with respect to Section 7.3(g) thereof) are true on and as of the date hereof with the same effect as though made on and as of the date hereof (except to the extent that the representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true as of such date).

                  (b) The Financial Statements for the Fiscal Year ended December 31, 2002, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of Aviation Sales and its Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales has as of the date hereof, any Accommodation Obligation, contingent liability or liability for any taxes, long-term leases or commitments, not disclosed in writing to the Agent, the Lenders and the Holders prior to the date hereof.

                  (c) The business and properties of the Lessee and the Construction Agent and the Guarantors and the Subsidiaries of Aviation Sales are not, and since the Initial Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

                  (d) No event has occurred and no condition exists on the date hereof which, after giving effect to this waiver agreement and the Citicorp Waiver (defined below), constitutes or will constitute a Default or an Event of Default on the part of the Lessee or the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales under the Participation Agreement or any other Operative Agreement, either immediately or with the lapse of time or the giving of notice, or both. Since December 31, 2002, no event has occurred with respect to the Lessee, the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales which has resulted, or is reasonably likely to result, in a Material Adverse Effect.

                  (e) No event of default or default has occurred and is continuing under the terms of (i) any of the Citicorp Loan Documents (after giving effect to the Citicorp Waiver), (ii) the Senior Subordinated Notes or any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued, (iii) the BofA Note or any of the agreements and documents executed with respect to the BofA Note, or (iv) the Junior Subordinated Notes (as defined in the Citicorp Loan Documents) or any of the agreements and documents executed with respect to the Junior Subordinated Notes or under which the Junior Subordinated Notes have been issued.

                  (f) There is as of the date hereof no action, suit, proceeding, claim, investigation or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Aviation Sales, threatened against Aviation Sales, any Guarantor or any Subsidiary of Aviation Sales or any of their respective Assets (i) challenging the validity or the enforceability of any of the Operative Agreements, (ii) which will, or is reasonably likely to, result in any Material Adverse Effect, or (iii) under the Racketeering Influenced and Corrupt Organizations Act or any similar federal or state statute or law under any jurisdiction outside of the United States where such Person is a defendant in a criminal indictment that provides for the forfeiture of assets to any Governmental Authority as a criminal penalty. There is as of the date hereof no material loss contingency within the meaning of GAAP which has not been reflected in the Financial Statements of Aviation Sales and its Subsidiaries. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales is as of the date hereof subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will, or is reasonably likely to, result in a Material Adverse Effect.

                  (g) In the event that the Property is not sold prior to July 31, 2003 in accordance with the terms of the Operative Agreements, the Lessee agrees that the Agent may order an Appraisal of the Property for its benefit and the benefit of the Lenders and the Holders, and the Lessee shall pay all costs and expenses associated with such Appraisal.

         This Agreement shall be deemed to be an Operative Agreement and any violation of a covenant contained herein shall be a violation of an Operative Agreement.

         6. Conditions. The effectiveness of this Agreement shall be subject to fulfillment of the following conditions:

                  (a) The Agent shall have received on the date hereof, in form and substance satisfactory to the Agent, the following:

                           (i)      a fully-executed original of this Agreement;

                           (ii) a fully executed original of the LJH Intercreditor Agreement (as redefined herein);

                           (iii) the payment of a $40,000 amendment fee to the Agent;

                           (iv) evidence of the payment of all fees and amounts set forth in Exhibit G attached hereto;

                           (v) a copy of an amendment, waiver and consent executed by the required lenders under the Citicorp Loan Agreement (the "Citicorp Amendment"), in form and substance satisfactory to the Agent, and all documents required to be delivered prior to the effectiveness of the Citicorp Amendment; and

                           (vi) a fully executed copy of each of the LJH Note Documents;

                           (vii) a certificate of the Secretary or an Assistant Secretary of each of the Lessee and each Guarantor, in such form as is reasonably acceptable to the Agent attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of this Amendment and each of the other Operative Agreements delivered in connection with this Amendment to which such Lessee or Guarantor is or will be a party, (B) the fact that neither its certificate of incorporation nor its bylaws have been changed from the versions that were certified and delivered to the Agent on the Initial Closing Date (or if the certificate of incorporation has been changed, such certificate of incorporation certified as of a recent date by the Secretary of State of the State of its incorporation or, if the by-laws have been changed, such by-laws certified by the secretary of the Lessee or the applicable Guarantor), and
                  (C) the incumbency and signature of persons authorized to execute and deliver on its behalf this Amendment and each of the other Operative Agreements delivered in connection with this Amendment to which such Lessee or Guarantor is a party;

                           (viii) all agreements, documents and instruments delivered to the obligees under the BofA Note and the guaranties executed and delivered in connection therewith as a result of the LJH Note Documents or this Agreement, in form and substance satisfactory the Agent;

                           (ix) the annual report, financial statements, report of KPMG Peat Marwick LLP and other reports for Fiscal Year ended December 31, 2002 required to be delivered pursuant to Section 28.1.1 of the Lease Agreement (after giving effect to the waiver with respect thereto in Section 4(b) above);

                           (x) any additional agreements, instruments or documents which it may reasonably request in connection herewith;

                  (b) The correctness in all material respects of the representations and warranties of the Owner Trustee, the Construction Agent and the Lessee contained herein and in each of the Operative Agreements;

                  (c) No material adverse change shall have occurred in the business, assets, management, operations, financial condition or prospects of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales since December 31, 2002;

                  (d) Since December 31, 2002, no permit, agreement, lease, or license which, in the judgment of the Agent, is material to the business, operations or employee relations of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales, shall have been terminated, modified, revoked, breached, or declared to be in default, or if breached or declared to be in default during such period, such breach or default shall have been cured or waived on terms satisfactory to the Agent and Lenders;

                  (e) None of the members of Aviation Sales' Board of Directors as of December 31, 2000 (except Dale Baker, Harold Woody and Robert Alpert), shall have ceased acting as members of such Board of Directors.

         7.       Release.

                  (a) Aviation Sales and its Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this Agreement, each of Aviation Sales and each of its Subsidiaries hereby releases and forever discharges, BASSI, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Consent Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales or its Subsidiaries, and BASSI, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof. Each of Aviation Sales and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim. Without limiting the generality of the foregoing, Aviation Sales and its Subsidiaries release any claims they may have for any overpayment of interest or Rent prior to the date hereof, and agree that any such claim shall be deemed a Release Claim for the purpose of this Agreement.

                  (b) It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Aviation Sales and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this

         Section 7. Aviation Sales and its Subsidiaries hereby explicitly waive the benefits of any common law or statutory rule with respect to the release of such Release Claims.

                  (c) The acceptance and delivery of this Agreement by the Agent on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 7.

                  (d) Each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 7; (ii) such party has had advice of counsel of its own choosing in negotiations for and the preparation of this Consent Agreement; and (iii) such party is fully aware of the effect of releases such as that contained in this Section 7.

         6. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. Full Force and Effect of Operative Agreements. The Participation Agreement, the Lease and all of the other Operative Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                     [Signatures appear on following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                             TIMCO AVIATION SERVICES, INC. (f/k/a Aviation Sales Company), as Construction Agent

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:_____________________________________________

                             TIMCO AVIATION SERVICES, INC. (f/k/a Aviation Sales Company), as Lessee

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:_____________________________________________

                             WELLS FARGO BANK NORTHWEST, NATIONAL
                               ASSOCIATION,
                             not individually, except as expressly stated under the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:_____________________________________________

                             BANC OF AMERICA STRATEGIC SOLUTIONS, INC., as a Holder and as a Lender

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:_____________________________________________

                             BANK OF AMERICA, N.A., as Administrative
                             Agent

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:_____________________________________________

                             SIGNATURE PAGE 1 OF 3

                              JOINDER BY GUARANTORS

The undersigned Guarantors hereby join in and consent to this Agreement.

                             TIMCO AVIATION SERVICES, INC. (f/k/a Aviation
                               Sales Company)
                             AVS/M-1, INC. (formerly AVIATION SALES
                               MANUFACTURING COMPANY)
                             AVIATION SALES PROPERTY
                               MANAGEMENT CORP.
                             TIMCO ENGINE CENTER, INC.
                             AVS/M-2, INC. (formerly AVS/KRATZ-WILDE
                             MACHINE COMPANY
                             AVS/M-3, INC. (formerly APEX MANUFACTURING,
                               INC.)
                             TMAS/ASI, INC. (formerly AEROCELL STRUCTURES, INC.) AVIATION SALES DISTRIBUTION
                               SERVICES COMPANY
                             AVIATION SALES LEASING COMPANY
                             WHITEHALL CORPORATION
                             TRIAD INTERNATIONAL MAINTENANCE
                               CORPORATION (successor in interest to Aero
                               Corporation and Aero Corp Macon, Inc.)
                             AIRCRAFT INTERIOR DESIGN, INC.
                             HYDROSCIENCE, INC.
                             TIMCO ENGINEERED SYSTEMS, INC.

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:____________________ of each of the foregoing
                                    Guarantors

                             AVSRE, L.P.
                             By: Aviation Sales Property Management Corp., its general partner

                                    By: /s/
                                        ----------------------------------------
                                    Name:_______________________________________
                                    Title:______________________________________

                              SIGNATURE PAGE 2 OF 3

                             AVS/CAI, INC.

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:_____________________________________________

                             BRICE MANUFACTURING COMPANY, INC.

                             By: /s/
                                 -----------------------------------------------
                             Name:______________________________________________
                             Title:_____________________________________________

                              SIGNATURE PAGE 3 OF 3